EXHIBIT 99(a)
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INSLICO
[LOGO]                                                     FOR IMMEDIATE RELEASE

Excellence in Electronics and Telecommunications Components

Exhibit 99 (a)

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                                  NEWS RELEASE
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Contacts:    Investors:  Michael R. Elia
                         Sr. Vice President & CFO
                         (614) 791-3117

              Media:     Melodye Demastus
                         Melrose Consulting
                         (614) 771-0860


          INSILCO HOLDING CO. COMPLETES INNET TECHNOLOGIES ACQUISITION


         Columbus, Ohio, January 11, 2001 -- Insilco Holding Co. (OTC Bulletin
Board: INSL) today reported that it completed the previously announced acquisition of San Diego-based InNet Technologies. InNet designs, develops and markets a broad range of magnetic interface products to networking, computer and telecommunications original equipment manufacturers ("OEMs").

         David A. Kauer, Insilco President and CEO, said "We are pleased to have completed this merger as planned. We look forward to more fully integrating our distinct technological expertise and production capabilities to develop and manufacture high-speed connectors integrated with magnetic components capable of supporting higher speeds and broader bandwidths required by Internet access applications. This market niche offers significant growth potential as the trend toward smaller, more highly optimized communications devices continues. Our MagJack product family of modular connector jacks with integrated magnetic components provides space savings on circuit boards, reduced assembly costs, and superior performance and reliability."

         Insilco Holding Co., through its wholly-owned subsidiary Insilco Technologies, Inc., is a leading global manufacturer of cable assemblies, wire harnesses, fiber optic assemblies and subassemblies, high-speed data transmission connectors, power transformers and planar magnetic products, and highly engineered, precision stamped metal components. Insilco maintains more than one million square feet of manufacturing space and has 18 locations throughout the United States, Canada, Mexico, Northern Ireland, Ireland and the Dominican Republic serving the telecommunications, networking, computer, electronics, automotive and medical markets. For more information visit our sites at www.insilco.com or www.insilcotechnologies.com.
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         InNet is a leading developer and manufacturer of a broad range of magnetic interface products serving the networking, telecommunications and computer industries. Its products include discrete and integrated electronic circuit assemblies and components used to match data network equipment to the networks or communications lines and to protect equipment from power surges and "electronic noise". Headquartered in San Diego, California, InNet manufactures substantially all of its products from nearly 300,000 square feet of manufacturing space in the province of Guangdong, Peoples Republic of China. For more information, visit the InNet website at: www.InNet-tech.com.
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                                     -more-

THE STATEMENTS MADE IN THIS PRESS RELEASE WHICH ARE NOT HISTORICAL FACTS MAY BE DEEMED FORWARD LOOKING STATEMENTS, AND, AS SUCH, ARE SUBJECT TO CERTAIN RISKS AND UNCERTAINTIES, INCLUDING STATEMENTS WITH RESPECT TO INNET'S GROWTH PROSPECTS. IT IS IMPORTANT TO NOTE THAT RESULTS COULD DIFFER MATERIALLY FROM THOSE PROJECTED IN SUCH FORWARD-LOOKING STATEMENTS. FACTORS WHICH COULD CAUSE RESULTS TO DIFFER MATERIALLY INCLUDE, BUT ARE NOT LIMITED TO THE FOLLOWING:
DELAYS IN NEW PRODUCT INTRODUCTIONS, LACK OF MARKET ACCEPTANCE FOR NEW PRODUCTS, CHANGES IN DEMAND FOR THE COMPANY'S PRODUCTS, CHANGES IN MARKET TRENDS, GENERAL COMPETITIVE PRESSURES FROM EXISTING AND NEW COMPETITORS, ADVERSE CHANGES IN OPERATING PERFORMANCE, CHANGES IN INTEREST RATES, AND ADVERSE ECONOMIC CONDITIONS WHICH COULD AFFECT THE AMOUNT OF CASH AVAILABLE FOR DEBT SERVICING AND CAPITAL INVESTMENTS. FURTHER INFORMATION CONCERNING FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE IN THE FORWARD-LOOKING STATEMENTS ARE CONTAINED FROM TIME TO TIME IN THE COMPANY'S SEC FILINGS, INCLUDING BUT NOT LIMITED TO THE COMPANY'S REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1999 AND SUBSEQUENT REPORTS ON FORM 10Q. COPIES OF THESE FILINGS MAY BE OBTAINED BY CONTACTING THE COMPANY OR THE SEC.

Investor Relations Contact: Michael R. Elia, (614) 791-3117 or write to Insilco Holding Co., Investor Relations, 425 Metro Place North, Box 7196, Dublin, OH 43017 or call Melodye Demastus, Melrose Consulting (614) 771-0860. You may also visit our web site at http://www.insilco.com.
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